SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                                October 15, 1996
                Date of Report (Date of earliest event reported)




                       Hungarian Telephone and Cable Corp.
               (Exact name of Registrant as Specified in Charter)




                           Delaware 1-11484 13-3652685
                    (State or Other (Commission (IRS Employer
                Jurisdiction of File Number) Identification No.)
                                 Incorporation)




              100 First Stamford Place, Stamford, Connecticut 06902 (Address of principal executive offices including zip code)



                                 (203) 348-9069
              (Registrant's telephone number, including area code)


                                 Not applicable
             (Former name or address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS.

A. As previously announced on October 16, 1996 (see Exhibit 99.5 filed herewith), Hungarian Telephone and Cable Corp. and its subsidiaries (AMEX: HTC; the "Registrant") entered into a $170 million 10-year Multi-Currency Credit Facility with Postabank es Takarekpenztar Rt. ("Postabank"), a Hungarian commercial bank (the "Postabank Credit Facility"). (See Exhibits 10.84 through 10.87 filed herewith.) Pursuant to the Postabank
         Credit Facility, each of the Registrant's subsidiaries (the "Subsidiaries"): HTCC Consulting Rt. ("Consulting"),
         Hungarotel Tavkozlesi Rt. ("Hungarotel"), Kelet-Nograd Com Rt. ("KNC"), Papa es Tersege Telefon Koncesszios Rt. ("Papatel") and Raba Com Rt. ("Raba") entered into a separate loan agreement, with such Subsidiaries as borrowers and the Registrant as guarantor, for $37,300,000, $37,300,000,
         $27,500,000, $25,500,000 and $20,200,000,
         respectively, and $22,000,000 to be allocated among the Subsidiaries. (See Exhibit 10.85 filed herewith). The proceeds from the initial drawdown (approximately $82.8 million) were used by the Registrant to (i) pay a $5.6 million management fee to Postabank and (ii) repay Citicorp North
         America, Inc. $77.2 million under the Secured Term Loan Credit Facility dated as of March 29, 1996, as amended (the "CNA
         Credit Facility") (see Exhibit 10.60 to the Registrant's Form
         10-Q for the quarter ended March 31, 1996 filed on May 23,
         1996). The remainder of the Postabank Credit Facility will be used to fund the build out of the Registrant's Subsidiaries' telephone concession areas in the Republic of Hungary, to provide working capital, and to refinance or repay other existing debt. The Postabank Credit Facility and the related agreements are described herein. (The descriptions and summaries herein do not purport to be complete, and are subject to, and qualified in their entirety by, reference to each such agreement, copies of which are filed as exhibits hereto. See Item 7 below.)

         I. The Postabank Credit Facility and each Subsidiary's individual loan agreement with Postabank (collectively, the "Postabank Loan Agreements," and together with the Postabank Credit Facility, the "Postabank Facility") (see Exhibits 10.84 and 10.85 filed herewith) provide for a guarantee by the Registrant of the entire amount owed under the Postabank Facility. Loans under the Postabank Credit Facility may be drawn down entirely in Hungarian Forints and up to 20% of the principal can be drawn down in U.S. Dollars. Loans may be drawn down through March 31, 1999. Interest on the Postabank Credit Facility accrues at a rate of 2.5% above the average of the six-

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                  and  twelve-month  Hungarian  T-Bill rate,  for the  Hungarian
                  Forint portion of the facility, and a rate of 2.5% above LIBOR, for the U.S. Dollar portion of the facility. Interest for the first two years may be deferred at the option of the
                  Registrant.   Amounts  outstanding,   including  any  interest
                  deferred, is payable in 32 equal quarterly installments beginning on March 31, 1999 and continuing through December 31, 2006, except for the U.S. Dollar portion, which is payable in equal quarterly installments through December 31, 2002.

         II. Concurrently with, and pursuant to, the Postabank Facility, each Subsidiary entered into a Mortgage and Pledge Agreement Securing Bank Loan (see Exhibit 10.86 hereto) pursuant to which each Subsidiary granted a security interest to Postabank in all assets acquired or to be acquired with the funds provided under the Postabank Facility.

                  Concurrently with, and pursuant to, the Postabank Facility, each of the Registrant and Consulting entered into a Security Agreement pursuant to which they pledged their ownership interests in Hungarotel, Papatel, KNC and Raba as collateral for the Postabank Loan Agreements. The Security Agreements provide for the release of certain shares of Hungarotel, Papatel and KNC, currently pledged to Matav Rt., upon the repayment with funds from the Postabank Facility of the $11.2 million owed by the Registrant to Matav Rt. All such pledged shares are to be deposited with ABN-AMRO Rt., as Escrow Agent.

                  The consent of Telecom Danmark A/S ("Tele Danmark") and The Danish Investment Fund for Central and Eastern Europe (the "Danish Fund")is required in order to refinance approximately $20 million in certain debt owed to such parties by KNC and Raba. Accordingly, KNC's and Raba's Postabank Loan Agreements are conditioned upon receipt of the required consent, which is expected by the end of October 1996. While such consent is pending, however, the Registrant organized an interim, wholly-owned Channel Islands subsidiary, Telebud (CI) Limited ("Telebud"), to which Postabank loaned approximately $20 million under the Postabank Credit Facility. Such funds have been advanced to the Registrant and are scheduled to be repaid when KNC and Raba repay their debt to Tele Danmark and The
                  Danish Fund upon receipt of the required consent. At such time, the Telebud loan will be converted into Hungarian Forints and become the obligation of KNC and Raba. The Telebud loan is secured by a guarantee from the Registrant.


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B.       In connection with the Postabank Credit Facility, on October
         18, 1996, the Registrant entered into certain agreements with CU CapitalCorp., a Delaware corporation ("CUCC") and a wholly-owned subsidiary of Citizens Utilities Company, a Delaware corporation ("Citizens") pursuant to which, among other things, the Registrant (i) extended to September 12, 2000 the exercise periods of a Warrant and certain Stock Options to purchase shares of the Registrant's common stock, par value $.001 ("Common Stock") held by CUCC (see Exhibit 10.88 and
         10.89 attached hereto), (ii) granted CUCC the option to purchase an additional 875,850 shares of Common Stock at an exercise price of $12.75, exercisable at any time through September 12, 2000 (see Exhibit 10.90 hereto) and (z) paid CUCC $750,000. Entering into such agreements and paying such fees by the Registrant was in consideration of CUCC, or an affiliate of CUCC, (i) issuing CNA a letter of comfort and a letter indemnifying CNA against all events of political currency exchange and other cross-border risks in connection with the CNA Credit Facility (ii) negotiating the effective cancellation of a $750,000 contingent commitment fee payable by the Registrant to CNA in connection with the CNA Credit Facility to a date beyond the repayment of the CNA Credit Facility resulting in a $750,000 savings to the Registrant,
         (iii) negotiating a $2,000,000 interest credit payable to Hungarotel by the Postabank Credit Facility, (iv) issuing a letter of support to Postabank in connection with the Postabank Credit Facility and (v) providing assurances to CNA of the repayment by the Registrant of any and all amounts owned to CNA by October 15, 1996 in connection with the CNA Credit Facility. Certain provisions of the agreements between the Registrant and CUCC are described below. (The descriptions and summaries herein do not purport to be complete, and are subject to, and qualified in their entirety by, reference to each such agreement, copies of which are filed as exhibits hereto. See Item 7 below.)

         The First Amendment to Warrant between the Registrant and CUCC entered into as of October 18, 1996 between the Registrant and CUCC (see
         Exhibit 10.88 hereto) amended the Warrant to Purchase Shares of Common Stock of Hungarian Telephone and Cable Corp. dated May 31, 1995, issued by the Registrant to CUCC (see Exhibit 10(c)(c) to the Registrant's Current Report on Form 8-K filed June 5, 1995) to extend the exercise period of the Warrant to purchase 299,219 shares of Common Stock from May 31, 1997 to September 12, 2000.

         The First Amendment to Stock Option Agreement entered into as of October 18, 1996 between the Registrant and CUCC (see Exhibit 10.89 hereto) amended the Stock Option Agreement between the Registrant and CUCC dated as of May 31, 1995 (see Exhibit 10(e)(e) to the Registrant's Current Report on Form 8- K filed on June 5, 1995) to extend the exercise period for

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         each of the Two-Year  Option,  Three-Year  Option and Four-Year  Option
         from September 12, 1997, September 12, 1998 and September 12, 1999, respectively, to September 12, 2000.

         The Third Stock Option Agreement entered into as of October 18, 1996 between the Registrant and CUCC (see Exhibit 10.90) provided for the grant by the Registrant to CUCC of an option to purchase 875,850 shares of Common Stock at an exercise price of $12.75 exercisable at any time through September 12, 2000.

C.       The Registrant has changed the location of its principal
         United States office to 100 First Stamford Place, Suite 204, Stamford, Connecticut 06902.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

         (a), (b) - Not Applicable.

         (c)      Exhibits.

                  10.84 Multi-Currency Credit Facility among Postabank es Takarekpenztar Rt., as Lender, Hungarian Telephone and Cable Corp., as Guarantor, HTCC Consulting Rt., Hungarotel Tavkozlesi Rt., Kelet-Nograd Com Rt. and Papa es Tersege Telefon Koncesszios Rt. and Raba Com Rt., as Borrowers entered into as of October 15, 1996

                  10.85 Form of Loan Agreement entered into as of October 15, 1996 among Postabank Rt., as Lender, Hungarian Telephone and Cable Corp., as Borrower, and each Subsidiary

                  10.86 Form of Mortgage and Pledge Agreement Securing Bank Loan entered into as of October 15, 1996 between Postabank Rt. and each Subsidiary

                  10.87 Form of Security Agreement entered into as of October 15, 1996 among Postabank Rt., as the secured party, ABN AMRO Rt., as the Escrow Agent, and Hungarian Telephone and Cable Corp. and HTCC Consulting Rt., as the pledgors

                  10.88 First Amendment to Warrant between Hungarian Telephone and Cable Corp. and C.U. CapitalCorp dated as of October 18, 1996

                  10.89 First Amendment to Stock Option Agreement between Hungarian Telephone and Cable Corp.

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                                 and CU CapitalCorp. dated as of October 18,
                                 1996

                  10.90 Third Stock Option between Hungarian Telephone and Cable Corp. and CU CapitalCorp. dated as of October 18, 1996

                  99.5           Press Release dated October 16, 1996


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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             HUNGARIAN TELEPHONE AND CABLE CORP.
                                             100 First Stamford Place
                                             Stamford, CT 06902
                                             (Registrant)



                                             By: /s/ James G. Morrison
                                             -----------------------------
                                                 James G.  Morrison
                                                 President and Chief Executive
                                                 Officer

Dated:            October 22, 1996
                  Budapest, Hungary



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


                                INDEX TO EXHIBITS
                                -----------------

Exhibit
Number            Description
-------           -----------

10.84 Multi-Currency Credit Facility among Postabank Rt., as Lender, Hungarian Telephone and Cable Corp., as Guarantor, HTCC Consulting Rt., Hungarotel Tavkozlesi Rt., Kelet-Nograd Com Rt. and Papa es Tersege Telefon Koncesszios Rt. and Raba Com Rt., as Borrowers entered into as of October 15, 1996

10.85 Form of Loan Agreement entered into as of October 15, 1996 among Postabank Rt., as Lender, Hungarian Telephone and Cable Corp., as Borrower, and each Subsidiary

10.86 Form of Mortgage and Pledge Agreement Securing Bank Loan entered into as of October 15, 1996 between Postabank Rt. and each Subsidiary

10.87 Form of Security Agreement entered into as of October 15, 1996 among Postabank Rt., as the secured party, ABN AMRO Rt., as the Escrow Agent, and Hungarian Telephone and Cable Corp. and HTCC Consulting Rt., as the pledgors

10.88 First Amendment to Warrant between Hungarian Telephone and Cable Corp. and CU CapitalCorp. dated as of October 18, 1996

10.89 First Amendment to Stock Option Agreement between Hungarian Telephone and Cable Corp. and CU CapitalCorp. dated as of October 18, 1996

10.90 Third Stock Option between Hungarian Telephone and Cable Corp. and CU CapitalCorp. dated as of October 18, 1996

99.5              Press Release dated October 16, 1996




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